REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Quantum Nexis, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Ezovion Solutions Private Limited, a company incorporated in India (the Company) as of December 31, 2024, and 2023, and the related statements of operations, changes in stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 2024, and the related notes (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and 2023, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which it relates.

We determined that there are no critical audit matters.

/s/ KPSN & Associates LLP

We have served as the Company's auditor since 2025.

Chennai, India.

August 28, 2025

EZOVION SOLUTIONS PRIVATE LIMITED

Condensed Balance Sheets

As at December 31, 2024 and December 31, 2023

Particulars	As at December 31, 2024	As at December 31, 2023
ASSETS		
Current Assets		
Cash and Cash equivalents	$ 10,894	$ 1,041
Accounts Receivable	48,920	24,940
Contract Asset/ Unbilled Revenue	-	-
Other current assets	9,698	1,912
Total current assets	**69,512**	**27,893**
Property, Plant & Equipment, net	1,593	1,071
Intangible assets, net	22,635	22,635
Goodwill	-	-
Due from affiliates	-	-
TOTAL ASSETS	**$ 93,740**	**$ 51,599**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts Payable	$ 1,133	$ 8,049
Short term borrowing	121,935	98,106
Other current liabilities	24,341	20,505
Total current liabilities	**147,408**	**126,660**
Long-term liabilities		
Contingent Consideration	-	-
Convertible Notes	-	-
Total current and long-term liabilities	-	-
Stockholders' equity		
Preferred stock, nil	-	-
Issued and outstanding as of Dec 31, 2024 and Dec 31, 2023 is 14,670 shares	-	-
Common stock, 15,000 authorized	2,028	2,028
Additional paid-in capital	-	-
Accumulated other comprehensive income (loss)	-	-
Retained Earnings	(55,696)	(77,089)
Total stockholders' equity	**(53,668)**	**(75,061)**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$ 93,740**	**$ 51,599**

For EZOVION SOLUTIONS PRIVATE LIMITED

EZOVION SOLUTIONS PVT. LTD.

Shanmugam Kasi Viswanathan

Director

Date: August 27, 2025

The accompanying notes are an integral part of these financial statements

EZOVION SOLUTIONS PRIVATE LIMITED
Condensed Statement of Operations
For the years ended December 31, 2024 and 2023

Particulars	Year ended December 31, 2024	Year ended December 31, 2023
Net revenue	$ 257,824	$ 57,709
Cost of revenue (exclusive of depreciation and amortization shown separately below)	202,756	183,263
Operating expenses		
Bad debt expense	-	-
Research and development expenses	-	-
Sales and marketing	2,542	846
General and administrative	35,320	19,074
Depreciation and amortization	8,041	8,297
Total operating expenses	**45,903**	**28,217**
Income from Operation (loss)	**9,165**	**(153,771)**
Other income	10	789
Gain on revaluation	-	-
Interest expense	-	-
Income (loss) before income taxes	**9,175**	**(152,982)**
Federal income tax	-	-
Provision for income taxes	-	-
Deferred income tax	(3,361)	(446)
Total income tax (expense) / benefit	**12,536**	**(152,536)**
Net income (loss)	**$ 12,536**	**$ (152,536)**
Net income per common share—basic	$ 0.85	$ (10.40)
Net income per common share—diluted	$ 0.85	$ (10.40)
Weighted average shares outstanding used in per common share computations:		
Basic	14,670	14,670
Diluted	14,670	14,670

For EZOVION SOLUTIONS PRIVATE LIMITED

Shanmugam Kasi Viswanathan
Director
Date: August 27, 2025

The accompanying notes are an integral part of these financial statements

EZOVION SOLUTIONS PRIVATE LIMITED
Statements of Changes in Stockholders' Equity (Deficit)
For the years ended December 31, 2024 and 2023

	Common Stock		Additional Paid	Retained	Total Stockholders'
	Shares	Amount	in Capital	Earnings	Equity/(Deficit)
Balance as at December 31, 2022	14,670	$2,028	$300,292	$(256,596)	**$45,723**
Issuance of Common Stock	-	-	-	-	**-**
Net Loss	-	-	-	(124,040)	**(124,040)**
Foreign Currency Transfer Reserve	-	-	-	3,255	**3,255**
Balance as at December 31, 2023	**14,670**	**$2,028**	**$300,292**	**$(377,381)**	**$(75,062)**
Issuance of Common Stock	-	-	-	-	**-**
Net Income	-	-	-	12,536	**12,536**
Foreign Currency Transfer Reserve	-	-	-	8,857	**8,857**
Balance as at December 31, 2024	**14,670**	**$2,028**	**$300,292**	**$(355,988)**	**$(53,669)**

For EZOVION SOLUTIONS PRIVATE LIMITED

EZOVION SOLUTIONS PVT. LTD.

Shanmugam Kasi Viswanathan
Director
Date: August 27, 2025

The accompanying notes are an integral part of these financial statements

EZOVION SOLUTIONS PRIVATE LIMITED
Statement of Cash Flows
For the years ended December 31, 2024 and 2023

Particulars		**Year ended December 31, 2024**
Cash flows from operating activities		
Net income / (loss)	$	12,536
Adjustment to reconcile net income / (loss) to net cash provided by (used in) operating activities		-
Net unrealised exchange (gain)/ loss		8,857
Depreciation and amortization		8,041
Bad Debts expenses		-
Other income		-
Changes in operating assets and liabilities:		
(Increase) / decrease in:		-
Accounts receivable		(23,980)
Other current assets		(7,785)
Contract Asset / Unbilled Revenue		-
Other assets		-
Due from related party		-
Increase / (decrease) in:		
Accounts payable and accrued expenses		(6,916)
Other current liabilities		3,835
Contingent consideration		-
Payment of Income Tax		-
Payment of lease liability		-
Net cash provided by / (used in) operating activities		**(5,412)**
Cash flows from investing activities		
(Purchase) / sale of property and equipment		(8,564)
(Increase) / decrease in intangible assets		-
Investment in subsidiary		-
Net cash provided by / (used in) investing activities		**(8,564)**
Cash flows from financing activities		
Short-term debt		-
ESOP Exercised		-
Cash collected on ISO/NSO		-
Increase / (decrease) in short term borrowing		23,829
Interest Paid		-
Payment of Income Tax		-
Proceeds from equity issuance		-
Repurchases of common stock		-
Increase in paycheck protection program loan		-
Increase in Short term borrowing		-
Net cash provided by / (used in) financing activities		**23,829**
Net increase / (decrease) in cash and cash equivalents		**9,853**
Cash and cash equivalents		
Cash and cash equivalents at the beginning of the period		1,041
Cash and cash equivalents at the end of the period	**$**	**10,894**

For EZOVION SOLUTIONS PRIVATE LIMITED

EZOVION SOLUTIONS PVT. LTD.

Shanmugam Kasi Viswanathan
Director
Date: August 27, 2025

The accompanying notes are an integral part of these financial statements

EZOVION SOLUTIONS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS

1 Organization and Basis of Preparation

Ezovion Solutions Private Limited ("the Company") was incorporated on July 27, 2018 in India under the provisions of the Companies Act, 2013. The Company is engaged in the business of development and supply of IT products and services. Further it is also engaged in providing digital marketing services and customer engagement platform for retail businesses.

2 Summary of Significant Accounting Policies

2.1 Basis of Preparation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") as issued by the Financial Accounting Standards Board ("FASB") and in conformity with the regulations of the U.S. Securities and Exchange Commission ("SEC").

The financial statements are presented in United States Dollars (USD), which is the reporting currency. Assets and liabilities denominated in foreign currencies are translated into USD at exchange rates prevailing at the balance sheet date, while revenues and expenses are translated at average exchange rates for the reporting period.

The financial statements have been prepared on the accrual basis of accounting, under the historical cost convention, except for certain financial instruments and other items that are required to be measured at fair value under U.S. GAAP.

2.2 Use of Estimates (ASC 275)

The preparation of financial statements in conformity with U.S. GAAP requires the management to make estimates and assumptions that affect the reported amount of assets, liabilities, disclosure of contingent liabilities as at the date of the financial statements and revenue and expenses during the reporting period. Management believes that these estimates and assumptions are reasonable and prudent. Appropriate changes in estimates are made as the Management becomes aware of changes in circumstances surrounding the estimates. However, actual results could differ from assumptions and estimates. Difference between the actual results and estimates are recognized in the period in which the results are known / materialized.

2.3 Revenue Recognition (ASC 606)

Revenue from operations consists primarily of fees from the sale of services, which are recognized over the period in which the services are provided in accordance with the contractual terms with customers. Service revenues include license fees, software maintenance fees, operational support fees, and other ancillary services related to software development.

Revenue is recognized when (or as) the underlying performance obligations are satisfied, generally as services are rendered, and is measured at the transaction price allocated to each distinct performance obligation. For arrangements involving the development and implementation of software solutions, revenue is recognized over time using the percentage-of-completion method, based on progress toward satisfaction of the performance obligation.

EZOVION SOLUTIONS PVT. LTD.

2.4 Taxes on Income (ASC 740)

Current income tax expense is recognized based on taxable income for the period, determined in accordance with applicable tax laws and regulations. Deferred income taxes are recognized for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, using enacted tax rates expected to apply when such differences reverse. Deferred tax assets are recognized to the extent that it is more likely than not that the related tax benefits will be realized; a valuation allowance is established for any portion of deferred tax assets that is not expected to be realized.

2.5 Provisions and Contingencies (ASC 450)

The Company recognizes a provision when it has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of economic resources will be required to settle the obligation, and a reliable estimate of the amount can be made. Provisions are recorded for all identified obligations meeting these criteria and are reviewed at each reporting date.

Contingent liabilities are disclosed in the notes to the financial statements when there is at least a reasonable possibility that a loss may have been incurred but the amount cannot be reasonably estimated or the obligation is not probable. Contingent assets are not recognized in the financial statements and are disclosed only when realization is considered probable.

2.6 Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and balances with banks. Cash equivalents consist of short-term, highly liquid investments that are readily convertible to known amounts of cash and are subject to an insignificant risk of changes in value, generally with original maturities of three months or less at the date of purchase.

2.7 Accounts Receivable

Accounts receivable represent amounts due from customers for services rendered in the ordinary course of business. Receivables are stated at invoiced amounts less allowance for doubtful accounts. The allowance is established based on management's assessment of credit risk, customer history, aging analysis, and current economic conditions. The Company writes off receivables when they are determined to be uncollectible.

2.8 Earnings Per Share (ASC 260)

The earnings per share ("EPS") disclosed in these financial statements is computed based on the weighted-average number of equity shares outstanding during the period. Basic EPS is calculated by dividing profit or loss attributable to equity shareholders by the weighted-average number of equity shares outstanding. Diluted EPS reflects the impact of potential equity shares, if any, that could dilute basic earnings per share.

2.9 Property, Plant and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. The Company provides for depreciation using the straight-line method over the estimated useful lives of the assets, which range from three to five years, except leasehold improvements, which are being amortized over the shorter of its useful life or the lease term. Major repairs and replacements, which extend the useful lives of equipment, are capitalized and depreciated over the estimated useful lives of the property. All other maintenance and repairs are expensed as incurred.

EZOVION SOLUTIONS PVT. LTD.

2.10 Depreciation and Amortization

Depreciation is provided on a straight-line basis over the estimated useful lives of the assets, consistent with the guidance under ASC 360. The estimated useful lives and residual values of PPE are reviewed periodically, and adjustments are made when necessary to reflect changes in expected usage, technological developments, or other factors.

Amortization of intangible assets is recognized on a straight-line basis over their estimated useful lives, which are determined by management based on the expected period of economic benefit.

2.11 Impairment of Assets

The Company evaluates the carrying value of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, in accordance with ASC 360. Recoverability is assessed by comparing the carrying value of the asset group to the estimated undiscounted future cash flows expected to result from its use and eventual disposition.

If the carrying value exceeds the undiscounted cash flows, the asset is written down to fair value, which is generally determined using discounted cash flows or other valuation techniques. Impairment losses are recognized in the period in which the impairment is identified. Reversals of previously recognized impairment losses are not permitted under U.S. GAAP.

2.12 Borrowings (ASC 470)

Borrowings are recognized initially at the fair value of the consideration received, net of directly attributable transaction costs. After initial recognition, borrowings are subsequently measured at amortized cost using the effective interest method. Interest expense is recognized in the Statement of Operations as incurred, in accordance with ASC 470, Debt.

2.13 Share Capital and Reserves (ASC 505)

Common stock is recorded at par value, with amounts received in excess of par value reflected in additional paid-in capital. Costs directly attributable to the issuance of equity instruments are deducted from additional paid-in capital, net of any related income tax benefit. Retained earnings represent cumulative net income, reduced by dividends declared. Other reserves include amounts recorded in accumulated other comprehensive income (loss), consistent with ASC 505, Equity.

2.14 Related Party Transactions (ASC 850)

Transactions with related parties are conducted at arm's length and in the ordinary course of business. Material related party transactions are disclosed in the notes to the financial statements, including the nature of the relationship, a description of the transaction, and amounts involved, in accordance with ASC 850, Related Party Disclosures.

2.15 Commitments and Contingencies (ASC 440 & ASC 450)

The Company is subject to various contractual commitments and contingencies arising in the normal course of business. Liabilities for loss contingencies are recognized when it is probable that a loss has been incurred and the amount can be reasonably estimated, in accordance with ASC 450, Contingencies. Commitments and contingent liabilities that do not meet these recognition criteria are disclosed in the notes to the financial statements in accordance with ASC 440, Commitments.

EZOVION SOLUTIONS PVT. LTD.

EZOVION SOLUTIONS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS

2.16 Subsequent Events (ASC 855)

The Company evaluates subsequent events that occur after the balance sheet date but before the financial statements are issued. Recognized subsequent events are reflected in the financial statements, while non-recognized but material subsequent events are disclosed in the notes to the financial statements, in accordance with ASC 855, Subsequent Events.

2.17 Foreign Currency Translation (ASC 830)

Transactions in foreign currencies are initially recorded in INR at the rates of exchange prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated into INR at the exchange rates prevailing at the reporting date, and exchange differences are recognized in profit or loss.

2.18 Fair Value Measurement (ASC 820)

Certain financial instruments are measured at fair value on a recurring basis. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction at the measurement date. The Company uses a three-level hierarchy for inputs to valuation techniques: Level 1 (quoted prices), Level 2 (observable inputs), and Level 3 (unobservable inputs).

2.19 Leases (ASC 842)

At the commencement date of a lease, the Company determines whether the arrangement is classified as an operating or finance lease in accordance with ASC 842, Leases. For operating leases, a right-of-use ("ROU") asset and a corresponding lease liability are recognized on the balance sheet, measured at the present value of lease payments over the lease term.

Lease expense for operating leases is recognized on a straight-line basis over the lease term, unless another systematic basis is more representative of the pattern in which the economic benefits are consumed. Variable lease payments are recognized in the period in which the obligation is incurred.

2.20 Recently Issued Accounting Standards

The Company evaluates the impact of new accounting standards issued by the FASB. As of the reporting date, no recently issued accounting pronouncements are expected to have a material impact on the Company's financial statements.

< This space has been left balnk intentionally >

EZOVION SOLUTIONS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS

		As at December 31, 2024	As at December 31, 2023
3	**Cash and Cash Equivalents**		
	(a) Cash on hand	$ -	$ -
	(b) Balances with bank (current accounts)		
	Icici Bank - 4889	54	141
	Icici Bank - 4911	10,674	690
	Kotak Bank - 3881	166	210
	Total Cash and Cash Equivalents	**$ 10,894**	**$ 1,041**
4	**Accounts Receivable**		
	Trade receivables – unsecured, considered good	$ 48,920	$ 24,940
	Less: Allowance for doubtful accounts	-	-
	Total Accounts Receivable	**$ 48,920**	**$ 24,940**
5	**Other current assets**		
	(a) Advance to Employee	$ 478	$ 201
	(b) Indirect Tax Credits	3,286	2,077
	(c) TDS Receivable	212	200
	(d) Deferred Tax	2,952	43
	(e) Other Receivables	2,770	(609)
	Total Other current assets	**$ 9,698**	**$ 1,912**
6	**Property, Plant, and Equipment**		
	(a) HP Laptop	$ 241	$ 241
	(b) Computer and Hardware	3,816	3,816
	(c) Printer	141	141
	(d) LG 27 inch Monitor	264	-
	(e) Samsung Tablet	258	-
	Total cost of Property, Plant and Equipment	**4,720**	**4,198**
	Less: Accumalated Depreciation	3,128	3,128
	Total Property, Plant, and Equipment	**$ 1,592**	**$ 1,070**
7	**Intangible assets**		
	Cost of Intangible Asset	$ 37,899	$ 37,899
	Less: Accumalated Amortisation	15,264	15,264
	Total Intangible assets	**$ 22,635**	**$ 22,635**
8	**Accounts Payable**		
	Trade Payables	$ 1,133	$ 8,049
	Total Accounts Payable	**$ 1,133**	**$ 8,049**
9	**Short term borrowing**		
	(a) Loan from related party		
	Loan From Kasi Vishvanatham	$ 121,935	$ 98,106
	Total Short term borrowing	**$ 121,935**	**$ 98,106**
10	**Other current liabilities**		
	(a) Statutory Dues Payable	$ 13,803	$ 5,722
	(b) Employee-related liabilities	9,937	14,479
	(c) Provision for Audit Fees	600	304
	Total Other current liabilities	**$ 24,340**	**$ 20,505**
11	**Shareholders' Equity**		
	Authorised Capital	$ 3,648	$ 3,648
	Issued Capital	2,028	2,028
	Subscribed and Paid-up	$ 2,028	$ 2,028

EZOVION SOLUTIONS PVT. LTD.

EZOVION SOLUTIONS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS

		As at December 31, 2024		As at December 31, 2023
12 Retained Earnings				
Additional Paid-in-capital	$	3,00,292	$	3,00,292
Retained Earnings		(3,64,845)		(3,80,636)
Foreign Currency Transfer Reserve		8,857		3,255
Total Reserves & Surplus	**$**	**(55,696)**	**$**	**(77,089)**
13 Net Revenue				
(a) Domestic Sales	$	75,058	$	46,733
(b) Export Sales		1,82,766		10,976
Net revenue	**$**	**2,57,824**	**$**	**57,709**
14 Cost of Revenue				
(a) Purchases	$	302	$	3,311
(b) Employee Benefit Expenses		1,89,200		1,61,493
(c) Software Expenses		13,253		18,460
Total Cost of Revenue	**$**	**2,02,755**	**$**	**1,83,264**
15 Sales and Marketing				
Advertisement Expenses	$	2,542	$	846
Total Sales and Marketing	**$**	**2,542**	**$**	**846**
16 General and Administrative				
Audit Fees	$	302	$	-
Bank Charges		704		294
Consulting Service		12,414		5,134
Conveyence & Reimbursement Expense		481		326
Interest Expenses		51		-
Interest on Tds		20		284
Kasar-Vatav		(0)		(32)
Printing and Stationary		8		50
Professional Fees		8,704		6,201
Professional Figma Designs Seats		15		-
ROC Charge		178		-
Software		55		-
Software Renewal Expense		1,628		564
Staff Welfare Expense		734		390
Stipend Expense		581		-
Tally Prime Silver on Rent		9		-
Telephone and Internet Expenses		1,239		543
Training Expense		5		-
Travelling Expenses		3,691		842
Computer Repair and Maintainence		60		40
Diwali Bonus		1,216		-
Food Expenses		30		-
Legal Expense		111		-
Office Expense		1,367		115
PF Admin Charge		82		150
Recruitment Expense		58		-
Recruitment Services		8		2
Softwre Registration Fees		12		-
Written Off A/c		79		-
Interest Paid (GST)		-		2
Late Fees for TDS Return		-		65
Late Fees on GST		-		3
MCA Fees		-		49
Other Deduction		-		(37)
Repair and Maintenance		-		204
Ezovion Medilink		1,447		-
Salary Arrears		30		3,887
Total General and Administrative	**$**	**35,319**	**$**	**19,076**

EZOVION SOLUTIONS PVT. LTD.

EZOVION SOLUTIONS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS

		As at December 31, 2024		As at December 31, 2023
17 Depreciation and Amortization				
Depreciation Expense	$	8,041	$	8,297
Total Depreciation and Amortization	**$**	**8,041**	**$**	**8,297**
18 Other Income				
(a) Discount on Purchase	$	4	$	781
(b) Interest Income		-		9
(c) Miscelleaounas Income		6		-
Total Other Income	**$**	**10**	**$**	**790**

For EZOVION SOLUTIONS PRIVATE LIMITED


EZOVION SOLUTIONS PVT. LTD.

Shanmugam Kasi Viswanathan
Director
Date: August 27, 2025